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                                                                   EXHIBIT 10.37

                            THE SCHLINGER FOUNDATION
                               1944 EDISON STREET
                          SANTA YNEZ, CALIFORNIA 93460



                                August 28, 1997



Karts International Incorporated
109 Northpark Boulevard, Suite 220
Covington, Louisiana 70433

Attention:    V. Lynn Graybill, Chairman of the Board,
              President and Chief Executive Officer


       Re:    Conversion of Indebtedness

Dear Mr. Graybill:

       In my capacity as President of The Schlinger Foundation (the "Foundation"), I hereby advise Karts International Incorporated (the "Company") of the Foundation's acceptance of the Company's offer to convert $1,000,000 of the principal amount due and owing by Brister's Thunder Karts, Inc., a wholly-owned subsidiary of the Company, to the Foundation under the terms of that Promissory Note dated March 15, 1996 (the "Note") into 250,000 shares, or $4.00 per share (the "Conversion Shares"), of the Company's common stock, par value $.001 per share, such conversion to be contingent upon the closing of the Company's public offering of securities (the "Offering") evidenced by the registration statement on Form SB-2, filed with the Securities and Exchange Commission on March 28, 1997, and amendments thereto (the "Registration Statement"). It is understood that, upon the conversion, the principal balance of the Note shall be $1,000,000, with all principal and interest due and owing thereunder to be paid in full as soon as reasonably practicable after the closing of the Offering. The Foundation and the Company agree that, if issued, the Conversion Shares will be delivered to the Foundation in accordance with all applicable federal and state securities laws.

       The Foundation further acknowledges that it is familiar with and has reviewed the Registration Statement and the preliminary prospectus, dated August 19, 1997, constituting a part thereof.

       The Foundation understands that the Conversion Shares shall be characterized as "restricted securities" and that they may not be sold or otherwise disposed of without registration under the Securities Act of 1933, as amended (the "Securities Act") or an exemption therefrom. The
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Karts International Incorporated
August 28, 1997
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Foundation is familiar with Rule 144 promulgated under the Securities Act and understands the resale limitations imposed thereby, and that stop transfer instructions may be issued to the transfer agent in connection with the Conversion Shares and that certificates representing the Conversion Shares will bear a restrictive legend. Furthermore, the Foundation acknowledges and agrees that it will not sell or otherwise transfer any of the Conversion Shares for a period of one year following the effective date of the Registration Statement.

       The Foundation currently owns 270,000 shares of the Company's common stock (the "Existing Shares"). The Foundation hereby agrees that it will enter into a lock-up agreement with the Company and J.P. Turner & Co., L.L.P., as representative of the underwriters (the "Underwriters") of the Offering, whereby the Foundation will not sell or otherwise transfer any of the Existing Shares for a period of 12 months following the effective date of the Registration Statement without the express written consent of the Underwriters or the representative thereof. However, if the Foundation is able to sell the Existing Shares in the public market at a price equal to or greater than $7.00 per share, then the Foundation may so sell the Existing Shares without the consent of the Underwriters, subject to any restrictions imposed by applicable federal or state securities laws.

       Please acknowledge the obligations of the Company identified above by executing this letter in the designated space provided below, which signature may be by counterpart.

                                              Very truly yours,


                                              /s/ Evert I. Schlinger

                                              Evert I. Schlinger
                                              President


ACKNOWLEDGED AND ACCEPTED
this 28th day of August, 1997

Karts International Incorporated

By:            /s/ V. Lynn Graybill
    ------------------------------------------
    V. Lynn Graybill, Chairman of the Board,
    President and Chief Executive Officer